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                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549




                                    FORM 8-K


                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): May 31, 2002


                          Asbury Automotive Group, INC.
             (Exact Name of Registrant as Specified in its Charter)


Delaware                              5511               58-2241119
(State or Other          (Primary Standard Industrial    (IRS Employer
Jurisdiction of          Classification Code Number)     Number)
Identification
Incorporation)


                                3 Landmark Square
                                    Suite 500
                               Stamford, CT 06901
                     (Address of Principal Executive Office)

       Registrant's telephone number, including area code: (203) 356-4400

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



ITEM 5. OTHER EVENTS.

On May 31, 2002, Asbury Automotive Group, Inc. issued a press release announcing that it has priced a $250 million private placement of senior subordinated notes due 2012 with an interest rate of 9%. The press release is attached hereto as
Exhibit 99.1 and is incorporated in its entirety herein by reference.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

      (c) Exhibits

Exhibit No.       Description
-----------       -----------

   99.1           Press Release issued by Asbury Automotive Group, Inc. on
                  May 31, 2002.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             Asbury Automotive Group, Inc.

                                             By:
                                                ------------------------
                                                Name:  Thomas F. Gilman
                                                Title:  Chief Financial Officer
Date: May 31, 2002

                                  EXHIBIT INDEX

Exhibit No.       Description
-----------       -----------
99.1              Press Release issued by Asbury Automotive Group, Inc. on
                  May 31, 2002.